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                                                                    Exhibit 24.1

In addition to the powers of attorney filed with the Registration Statement on December 24, 1997, the following powers of attorney are filed herewith:



                                   DIRECTOR OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of February 4, 1998.



/s/ W. Richard Anderson
-----------------------------
W. Richard Anderson
Director





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                                   DIRECTOR OF
                             GRANT GEOPHYSICAL, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director of Grant Geophysical, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jonathan D. Pollock and Larry E. Lenig, Jr. and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Common Stock, $.001 par value per share of the Corporation, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of February 4, 1998.



/s/ James R. Brock
-----------------------------
James R. Brock
Director